Exhibit 99.1 Page 1

                       Global Payment Technologies, Inc.
                 Condensed Consolidated Pro forma Balance Sheets
              (Dollar amounts in thousands, except per share data)

                                                                  June 30, 2006                           June 30, 2006
                                                                    Unaudited           Pro forma           Unaudited
                                                                   As reported         Adjustments         As adjusted

ASSETS

Current Assets:
  Cash and cash equivalents                                        $     1,764         $     1,059         $     2,823
  Accounts, receivable, less allowance for doubtful accounts
   of $177 and $152, respectively                                          883                 446               1,329
  Accounts receivable from affiliates                                      988                   -                 988
  Inventory, net                                                         4,538                   -               4,538
  Prepaid expense and other current assets                                 357                   -                 357
  Income tax receivable                                                      -                   -                   -
                                                                   ------------        ------------        ------------
    Total Current Assets                                                 8,530               1,505              10,035

Investmestments in unconsolidated affiliates                             2,134              (2,134)                  -
Property and equipment, net                                              1,349                   -               1,349
Capitalized software costs, net                                            679                   -                 679
                                                                   ------------        ------------        ------------

    TOTAL ASSETS                                                   $    12,692         $      (629)        $    12,063
                                                                   ============        ============        ============


LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Current portion of long-term debt                                $        59         $         -         $        59
  Accounts payable                                                       1,341                   -               1,341
  Accrued expenses and other current liabilities                         1,167                   -               1,167
                                                                   ------------        ------------        ------------
    Total Current Liabilities                                            2,567                   -               2,567

Long-term debt                                                              55                   -                  55
                                                                   ------------        ------------        ------------
    Total Liabilities                                                    2,622                   -               2,622
                                                                   ------------        ------------        ------------

Shareholders' Equity:
  Common stock, par value $0.01; authorized 20,000,000 shares;
   issued 6,497,185 shares                                                  65                   -                  65
  Additional paid-in-capital                                            13,552                   -              13,552
  Accumulated deficit                                                   (2,512)               (629)             (3,141)
  Accumulated other comprehensive income                                   464                   -                 464
                                                                   ------------        ------------        ------------
                                                                        11,569                (629)             10,940
Less: Treasury stock, at cost, 278,984 shares                           (1,499)                  -              (1,499)
                                                                   ------------        ------------        ------------
    Total Shareholders' Equity                                          10,070                (629)              9,441
                                                                   ------------        ------------        ------------

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $    12,692         $      (629)        $    12,063
                                                                   ============        ============        ============

                                                             Exhibit 99.1 Page 2

                        Global Payment Technologies, Inc.
            Condensed Consolidated Pro forma Satements of Operations
         (Dollar amounts in thousands, except share and per share data)

                                             For the Three Months Ended                       For the Nine Months Ended
                                   June 30, 2006                   June 30, 2006    June 30, 2006                   June 30, 2006
                                     Unaudited       Pro forma       Unaudited        Unaudited       Pro forma       Unaudited
                                    As reported     Adjustments     As adjusted      As reported     Adjustments     As adjusted

Net Sales                           $     3,165                     $     3,165      $    11,097                     $    11,097

Cost of Sales                             3,183                           3,183            9,802                           9,802
                                    ------------                    ------------     ------------                    ------------
  Gross profit (loss)                       (18)                            (18)           1,295                           1,295

Operating expenses                        1,982                           1,982            5,562                           5,562
                                    ------------                    ------------     ------------                    ------------
  (Loss) income from operations          (2,000)                         (2,000)          (4,267)                         (4,267)

Other income (expense):
  Equity in income (loss) of
   unconsolidated affiliates                108            (108)              -            1,025          (1,025)              -
  Interest income (expense), net              5               -               5               20               -              20
                                    ------------    ------------    ------------     ------------    ------------    ------------
    Total other income (expense),
     net                                    113            (108)              5            1,045          (1,025)             20
                                    ------------    ------------    ------------     ------------    ------------    ------------

Loss before provision for income
 taxes                                   (1,887)           (108)         (1,995)          (3,222)         (1,025)         (4,247)
Provision for income taxes                    2               -               2                -               -               -
                                    ------------    ------------    ------------     ------------    ------------    ------------
    Net (loss) income               $    (1,889)    $      (108)    $    (1,997)     $    (3,222)    $    (1,025)    $    (4,247)
                                    ============    ============    ============     ============    ============    ============

Net loss per share:
Basic                                    ($0.30)         ($0.02)         ($0.32)          ($0.52)         ($0.16)         ($0.68)
                                         =======         =======         =======          =======         =======         =======
Diluted                                  ($0.30)         ($0.02)         ($0.32)          ($0.52)         ($0.16)         ($0.68)
                                         =======         =======         =======          =======         =======         =======

Common shares used in computing net
 loss per share amounts:
Basic                                 6,218,201       6,218,201       6,218,201        6,218,201       6,218,201       6,218,201
                                    ============    ============    ============     ============    ============    ============
Diluted                               6,218,201       6,218,201       6,218,201        6,218,201       6,218,201       6,218,201
                                    ============    ============    ============     ============    ============    ============


Notes to Proforma Financial Statments

Note A The proforma financial statements assume that the transaction occured at the beginning of the year and present the adjustments to reflect the transaction.

Note B Proforma cash increases due to the cash component of the sales price in the amount of $2,084; $1,797 from the sale of GPT's 50% ownership in GPTA and $287 from the sale of GPT's 35% owenership in eCash. Cash was reduced by the amount of dividends received during the year.

Note C Proforma accounts receivable increases to reflect the additional receivable due at the one year anniversary of the sale of GPTA and eCash of $286 and the elimination of the deferred revenue previously recorded.

Note D Proforma investments in unconsolidated subsidiaries has been eliminated against the cash received and accumulated deficit